POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, which are intended to Constitute a General Power of Attorney pursuant to Article V, Title 15 of the New York General Obligations Law, that I, Michael R. Corboy, 8111 Preston Road, Suite 712, Dallas, Texas 75225, do hereby appoint Mark J. Bonney, vice president, finance and administration, Zygo Corporation, Laurel Brook Road, Middlefield, Connecticut 06455, my attorney-in-fact to act in my name, place, and stead in any way which I myself could do, if I were personally present, with respect to the following matter to the extent that I am permitted by law to act through an agent: the signing of an Annual Report on Form 10-K for the fiscal year ended June 30, 1997, and any amendments thereto, to be filed by Zygo Corporation under Section 13 of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission and grant full and unqualified authority to my attorney-in-fact to delegate the foregoing power to any person or persons whom my attorney-in-fact shall select.

     This power of attorney shall not be affected by the subsequent disability or incompetence of the principal.

     To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of the instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I, for myself and for my heirs, executors, legal representatives, and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

     IN WITNESS WHEREOF, I have hereunto signed my name this 30th day of June 1997.

                                                 /s/ MICHAEL R. CORBOY
                                            ------------------------------------
                                                     Michael R. Corboy

STATE OF TEXAS   )
                 ) ss.:
COUNTY OF DALLAS )

     On the 30th day of June 1997, before me personally came Michael R. Corboy to me known, and to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                                     /s/ EDITH JONES
                                            ------------------------------------
                                                         Edith Jones
                                                         Notary Public

            EDITH JONES
[SEAL]  MY COMMISSION EXPIRES
          November 30, 2000

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, which are intended to Constitute a General Power of Attorney pursuant to Article V, Title 15 of the New York General Obligations Law, that I, Paul F. Forman, 15 Flying Point Road, Stony Creek, Connecticut 06405, do hereby appoint Mark J. Bonney, vice president, finance and administration, Zygo Corporation, Laurel Brook Road, Middlefield, Connecticut 06455, my attorney-in-fact to act in my name, place, and stead in any way which I myself could do, if I were personally present, with respect to the following matter to the extent that I am permitted by law to act through an agent: the signing of an Annual Report on Form 10-K for the fiscal year ended June 30, 1997, and any amendments thereto, to be filed by Zygo Corporation under Section 13 of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission and grant full and unqualified authority to my attorney-in-fact to delegate the foregoing power to any person or persons whom my attorney-in-fact shall select.

     This power of attorney shall not be affected by the subsequent disability or incompetence of the principal.

     To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of the instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until annual notice or knowledge of such revocation or termination shall have been received by such third party, and I, for myself and for my heirs, executors, legal representatives, and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

     IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of July 1997.

                                                    /s/ PAUL F. FORMAN
                                            ------------------------------------
                                                        Paul F. Forman
STATE OF CONNECTICUT )
                     ) ss.:
COUNTY OF NEW HAVEN  )

     On the 23rd day of July 1997, before me personally came Paul F. Forman to me known, and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                                   /s/ ALICE H. GIRARDI
                                            ------------------------------------
                                                       Notary Public

                                                   My commission expires
                                                        11/30/2001

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a General Power of Attorney pursuant to Article V, Title 15 of the New York General Obligations Law, that I, Seymour E. Liebman, Canon U.S.A., One Canon Plaza, Lake Success, New York 11042, do hereby appoint Mark J. Bonney, vice president, finance and administration, Zygo Corporation, Laurel Brook Road, Middlefield, Connecticut 06455, my attorney-in-fact to act in my name, place, and stead in any way which I myself could do, if I were personally present, with respect to the following matter to the extent that I am permitted by law to act through an agent: the signing of an Annual Report on Form 10-K for the fiscal year ended June 30, 1997, and any amendments thereto, to be filed by Zygo Corporation under
Section 13 of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission and grant full and unqualified authority to my attorney-in-fact to delegate the foregoing power to any person or persons whom my attorney-in-fact shall select.

     This power of attorney shall not be affected by the subsequent disability or incompetence of the principal.

     To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of the instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until annual notice or knowledge of such revocation or termination shall have been received by such third party, and I, for myself and for my heirs, executors, legal representatives, and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

     IN WITNESS WHEREOF, I have hereunto signed my name this 4th day of August 1997.

                                                 /s/ SEYMOUR E. LIEBMAN
                                            ------------------------------------
                                                     Seymour E. Liebman

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NASSAU  )

     On the 4th day of August 1997, before me personally came Seymour E. Liebman to me known, and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                                   /s/ RUTH WEINSTEIN
                                            ------------------------------------
                                                       Ruth Weinstein
                                                       Notary Public

         RUTH WEINSTEIN
Notary Public, State of New York
        No. 01WE 4734936
   Qualified in Nassau County
Commission Expires Jan. 31, 1998

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a General Power of Attorney pursuant to Article V, Title 15 of the New York General Obligations Law, that I, Robert G. McKelvey, George McKelvey Co., Inc., 529 Washington Boulevard, Sea Girt, New Jersey 08759, do hereby appoint Mark J. Bonney, vice president, finance and administration, Zygo Corporation, Laurel Brook Road, Middlefield, Connecticut 06455, my attorney-in-fact to act in my name, place, and stead in any way which I myself could do, if I were personally present, with respect to the following matter to the extent that I am permitted by law to act through an agent: the signing of an Annual Report on Form 10-K for the fiscal year ended June 30, 1997, and any amendments thereto, to be filed by Zygo Corporation under Section 13 of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission and grant full and unqualified authority to my attorney-in-fact to delegate the foregoing power to any person or persons whom my attorney-in-fact shall select.

     This power of attorney shall not be affected by the subsequent disability or incompetence of the principal.

     To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of the instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I, for myself and for my heirs, executors, legal representatives, and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

     IN WITNESS WHEREOF, I have hereunto signed my name this 3rd day of July
1997.

                                           /s/ ROBERT G. McKELVEY
                                           -------------------------
                                               Robert G. McKelvey

STATE OF NEW JERSEY, COUNTY OF MONMOUTH ss.:

     On the 3rd day of July 1997, before me personally came Robert G. McKelvey to me known, and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.



                                           /s/  MARGARET CAMPBELL
                                           --------------------------
                                                 Notary Public
                                                Margaret Campbell
                                            Notary Public of New Jersey
                                         My Commission Expires: March 19, 2001

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a General Power of Attorney pursuant to Article V, Title 15 of the New York General Obligations Law, that I, Paul W. Murrill, 206 Sunset Boulevard, Baton Rouge, Louisiana 70808, do hereby appoint Mark J. Bonney, vice president, finance and administration, Zygo Corporation, Laurel Brook Road, Middlefield, Connecticut 06455, my attorney-in-fact to act in my name, place, and stead in any way which I myself could do, if I were personally present, with respect to the following matter to the extent that I am permitted by law to act through an agent: the signing of an Annual Report on Form 10-K for the fiscal year ended June 30, 1997, and any amendments thereto, to be filed by Zygo Corporation under Section 13 of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission and grant full and unqualified authority to my attorney-in fact to delegate the foregoing power to any person or persons whom my attorney-in-fact shall select.

     This power of attorney shall not be affected by the subsequent disability or incompetence of the principal.

     To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of the instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I, for myself and for my heirs, executors, legal representatives, and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

     IN WITNESS WHEREOF, I have hereunto signed my name this 1st day of JULY
1997.


                                                 /s/  PAUL W. MURRILL
                                                 --------------------------
                                                      Paul W. Murrill


STATE OF LOUISIANA, PARISH OF E. BATON ROUGE

     On the 1st day of July 1997, before me personally came Paul W. Murrill to me known, and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                                  /s/ SHARON M. TAYLOR
                                                  --------------------------
                                                         Notary Public,
                                                       Sharon  M. Taylor

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a General Power of Attorney pursuant to Article V, Title 15 of the New York General Obligations Law, that I, John R. Rockwell, Harbour Ridge, 12790 Mariner Court, Palm City, Florida 34990, do hereby appoint Mark J. Bonney, vice president, finance and administration, Zygo Corporation, Laurel Brook Road, Middlefield, Connecticut 06455, my attorney-in-fact to act in my name, place, and stead in any way which I myself could do, if I were personally present, with respect to the following matter to the extent that I am permitted by law to act through an agent: the signing of an Annual Report on Form 10-K for the fiscal year ended June 30, 1997, and any amendments thereto, to be filed by Zygo Corporation under
Section 13 of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission and grant full and unqualified authority to my attorney-in-fact to delegate the foregoing power to any person or persons whom my attorney-in-fact shall select.

     This power of attorney shall not be affected by the subsequent disability or incompetence of the principal.

     To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of the instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I, for myself and for my heirs, executors, legal representatives, and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

     IN WITNESS WHEREOF, I have hereunto signed my name this 3rd day of July
1997.


                                               /s/  JOHN R. ROCKWELL
                                               ---------------------------
                                                    John R. Rockwell


STATE OF MAINE, COUNTY OF YORK ss.:

     On the 3rd day of July 1997, before me personally came John R. RockwelI to me known, and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                               /s/  MICHELLE A. DOW
                                               --------------------------
                                                     Notary Public

                                                    Michelle A. Dow
                                                Notary Public of Maine
                                             My Commission Expires Feb. 11, 2004

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a General Power of Attorney pursuant to Article V, Title 15 of the New York General Obligations Law, that I, Robert B. Taylor, North College, Wesleyan University, Middletown, Connecticut 06459, do hereby appoint Mark J. Bonney, vice president, finance and administration, Zygo Corporation, Laurel Brook Road, Middlefield, Connecticut 06455, my attorney-in-fact to act in my name, place, and stead in any way which I myself could do, if I were personally present, with respect to the following matter to the extent that I am permitted by law to act through an agent: the signing of an Annual Report on Form 10-K for the fiscal year ended June 30, 1997, and any amendments thereto, to be filed by Zygo Corporation under
Section 13 of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission and grant full and unqualified authority to my attorney-in-fact to delegate the foregoing power to any person or persons whom my attorney-in-fact shall select.

     This power of attorney shall not be affected by the subsequent disability or incompetence of the principal.

     To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of the instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I, for myself and for my heirs, executors, legal representatives, and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

     IN WITNESS WHEREOF, I have hereunto signed my name this 2nd day of July
1997.


                                               /s/  ROBERT B. TAYLOR
                                               ---------------------------
                                                    Robert B. Taylor



STATE OF CONNECTICUT, COUNTY OF MIDDLESEX ss.:

     On the 2nd day of July 1997, before me personally came Robert B. Taylor to me known, and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                               /s/   ROBIN D. OSTRUM
                                               --------------------------
                                                      Notary Public

                                                     Robin D. Ostrum
                                                      Notary Public
                                             My Commission Expires Aug. 31, 2001